Market risk	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Market risk

Market risk

  Overview (unaudited)

Market risk comprises trading market risk and banking market risk.

Trading market risk is the risk of losses in trading positions, both on and off-balance sheet, due to movements in market prices or other external factors.

Banking market risk is the risk of loss of income or economic value due to changes to interest rates in the banking book or to changes in exchange rates, where such changes would affect our net worth through an adjustment to revenues, assets, liabilities and off-balance sheet exposures in the banking book.

In this section, we set out which of our assets and liabilities are exposed to trading and banking market risk. Then we explain how we manage these risks and discuss our key market risk metrics.

Key metrics (unaudited)

Net Interest Margin (NIM) sensitivity to +50bps decreased to £212m and to -50bps increased to £(125)m (2016: £240m and £(82)m)

Economic Value of Equity (EVE) sensitivity to +50bps increased to £95m and to -50bps increased to £(213)m (2016: £54m and £(30)m)

Available-for-sale securities three month stressed loss decreased to £193m (2016: £280m)

BALANCE SHEET ALLOCATION BY MARKET RISK CLASSIFICATION

We analyse our assets and liabilities exposed to market risk between trading and banking market risk as follows:

	2017			2016
	Trading	Banking	Total	Trading	Banking	Total
	£m	£m	£m	£m	£m	£m	Key risk factors
Assets subject to market risk
Cash and balances at central banks	–	32,771	32,771	–	17,107	17,107	FX, Interest rate
Trading assets	30,555	–	30,555	30,035	–	30,035	Equity, FX, interest rate
Derivative financial instruments	14,744	5,198	19,942	18,101	7,370	25,471	Equity, FX, interest rate
Financial assets designated at fair value	–	2,096	2,096	516	1,624	2,140	Interest rate, credit spread
Loans and advances to banks	–	5,930	5,930	–	4,352	4,352	FX, interest rate
Loans and advances to customers	–	199,482	199,482	–	199,733	199,733	Interest rate
Financial investments	–	17,611	17,611	–	17,466	17,466	FX, interest rate, inflation, credit spread
Macro hedge of interest rate risk(1)	–	833	833	–	1,098	1,098	Interest rate
Retirement benefit assets	–	449	449	–	398	398	Equity, FX, interest rate, inflation, credit spread
	45,299	264,370	309,669	48,652	249,148	297,800
Liabilities subject to market risk
Deposits by banks	–	13,784	13,784	–	9,769	9,769	FX, interest rate
Deposits by customers	–	177,421	177,421	–	172,726	172,726	Interest rate
Trading liabilities	31,109	–	31,109	15,560	–	15,560	Equity, FX, interest rate
Derivative financial instruments	16,891	722	17,613	20,018	3,085	23,103	Equity, FX, interest rate
Financial liabilities designated at fair value	1,612	703	2,315	1,665	775	2,440	Interest rate, credit spread
Debt securities in issue	–	48,860	48,860	–	54,792	54,792	FX, interest rate
Subordinated liabilities	–	3,793	3,793	–	4,303	4,303	FX, interest rate
Macro hedge of interest rate risk(2)	–	–	–	–	350	350	Interest rate
Retirement benefit obligations	–	286	286	–	262	262	Equity, FX, interest rate, inflation, credit spread
	49,612	245,569	295,181	37,243	246,062	283,305

(1)	This is included in Other assets of £2,511m (2016: £2,571m).
(2)	This is included in Other liabilities of £2,728m (2016: £3,221m).

We classify assets or liabilities as trading market risk (in total or just in part) as follows:

Balance sheet classification	Market risk classification
Trading assets and liabilities	We classify all our trading portfolios as trading market risk. This is mainly because we are planning to sell or repurchase them in the near future. For more, see Notes 11 and 23 to the Consolidated Financial Statements.
Financial assets and liabilities designated at fair value	We classify all our financial assets designated at fair value as banking market risk. We classify our warrant programmes, our Global Structured Solutions Programme and structured customer deposits as trading market risk. This is because we manage them on a fair value basis. We classify all our other financial liabilities designated at fair value as banking market risk. For more, see Notes 13 and 24 to the Consolidated Financial Statements.
Derivative financial instruments	For accounting purposes, we classify derivatives as held for trading unless they are designated as being in a hedging relationship. Most of our derivatives arise from sales and trading activities and are treated as trading market risk. We treat derivatives that we do not manage on a trading intent basis as banking market risk. For more, see Note 12 to the Consolidated Financial Statements.

TRADING MARKET RISK

OUR KEY TRADING MARKET RISKS (unaudited)

Our main exposure to trading market risk is in Global Corporate Banking and it is an inherent part of providing financial services for our customers. It comes from providing derivative products and services to corporate, business and financial institution customers. It also comes from our short-term market activities and the hedging of structured products that are designed for onward sale to retail and wholesale investors. Our exposures are mainly affected by market movements in interest rates, equities, credit spreads, and foreign exchange. We have no exposures in Retail Banking, Commercial Banking or Corporate Centre.

Trading market risk can reduce our net income. Its effect can be seen in our Consolidated Income Statement, where it appears in the ‘Net trading and other income’ line, under ‘Net trading and funding of other items by the trading book’.

TRADING MARKET RISK MANAGEMENT

Risk appetite

Our framework for dealing with market risk is part of our overall Risk Framework. The market risk Framework sets out our high-level arrangements and minimum standards for managing, controlling and overseeing trading market risk. Our Risk Appetite sets the controls, risk limits and key risk metrics for trading market risk. The key risk metrics include a stress economic loss limit and risk-factor stress scenarios. We report these key metrics to the Board Risk Committee and the Executive Risk Control Committee (ERCC) each month. A specific stress scenario has been created to report the XVA related risks in a comprehensive way. The stressed scenario will be monitored against the specific trigger that was set by ERCC during the annual limits review for 2018 and will be reported to both the BRC and ERCC periodically.

Risk measurement (unaudited)

We have a range of ways of measuring trading market risk, but one of the most important is a statistical measure based on a historical simulation of events called ‘Value at Risk’ (VaR).

VaR

VaR
– VaR estimates the maximum losses that we might suffer because of unfavourable changes in the markets under normal non-stressed market conditions.
– To calculate VaR we run a historical simulation, at a given confidence level, over a specified time period. We use one or two years of daily price history, with each day given equal weighting.
– This means we include most market risk factors that could make a difference, and it gives us a consistent way of assessing risk for all these factors in all our portfolios.

–  We work with three main types of VaR, which all use the same calculation models. They are Internal VaR, Regulatory VaR and Stressed VaR. We have governance and controls for all forms of VaR, and we regularly review and assess them.

Internal VaR

–  We use this to calculate the total VaR in our trading book. It covers all the risk asset classes: interest rate, equity, credit (spread) and foreign exchange. We use two years of data for this simulation.

–  Like the rest of Banco Santander, we use a time horizon of one day and a confidence level of 99%. For any given day’s trading position, we would expect to suffer losses greater than the VaR estimate 1% of the time – once every 100 trading days, or two to three times a year.

–  For Internal VaR, we also calculate a time-weighted VaR using Banco Santander’s method. This gives more weight to the most recent days in the last two years, which means VaR changes more quickly in line with current market volatility. That gives us a better indication of how the market’s behaviour is changing, mitigating some limitations of VaR.

–  We measure Internal VaR every day, comparing the equally-weighted result with the time-weighted result and report the higher against the Santander UK and business unit level limits. The Santander UK limits are approved by the Executive Risk Control Committee. We also report our equally weighted VaR against asset class and individual desk level limits. Whenever we find a limit has been exceeded, we report it, following the market risk framework. The main classes of risk that we measure Internal VaR on are:

–  Interest rate risks: this measures the effect of changes in interest rates and how volatile they are. The effects are on cash instruments, securities and derivatives. This includes swap spread risk (the difference between swap rates and government bond rates), basis risk (changes in interest rate tenor basis) and inflation risk (changes in inflation rates).

– Equity risks: this measures the effect of changes in equity prices, volatility and dividends on stock and derivatives.
– Credit (spread) risks: this measures the effect of changes in the credit spread of corporate bonds and credit derivatives.

Regulatory VaR and Stressed VaR

–  We use these VaR models to calculate how much capital we need to hold for trading market risk. For these calculations, we only look at the factors for which we hold approval from the PRA. For credit and foreign exchange – factors which are not approved by the PRA for our VaR capital models –  we use the standardised approach to calculate how much capital to hold. For more on this, see the ‘Capital requirement measures’ section.

–  For Regulatory VaR, we use a time horizon of ten days and a confidence level of 99%. To calculate the ten-day time horizon, we use the one-day VaR multiplied by the square root of ten. This is the industry standard approach to scaling known as the ‘square root of time’ approach. We use the same two years of history as with Internal VaR. Stressed VaR is the same, except that we use only one year of history, from a time when markets were stressed relative to our current portfolio.

– The PRA also assesses Regulatory VaR and Stressed VaR.

The limitations of VaR

The main limitation of VaR is that it assumes what happened in the past is a reliable way to predict what will happen in the future. If something that affected the markets over the past two years is no longer relevant, then the actual value at risk could be much more or less than the VaR predicts. Sometimes it is obvious that the past data will not predict the future: there is unlikely to be enough data on the history of the market if a product is brand new, for example. In that case, we use proxy data – calculations of what might have happened if the product had existed. That helps make VaR data more complete, but it makes it less accurate. We control and keep a record of how we use proxy data.

Another limitation is that VaR is based on positions at the end of the business day. So the actual value at risk at 1pm could be higher than that at the end of the day. And, when we are calculating a ten-day time horizon using the ‘square root of time’ approach, it means we do not capture the actual ten-day price movements. This can lead to under or over estimating the ten-day result. But we analyse this every quarter and the analysis is also sent to the PRA.

There is also the fact that VaR gives no guide to how big the loss could be on the 1% of trading days that it is greater than the VaR. To make up for that (and for other reasons), we use stress testing and expected shortfall analysis, which we explain later in this section.

Using a time horizon of one day means VaR does not tell us everything about exposures that we cannot liquidate or hedge within a day, or products with infrequent pricing or whose structures are more complex. We monitor those exposures using illiquid risks metrics (explained in ‘Other ways of measuring risk’) and stress testing. In addition to using the illiquid risks metrics, to ensure such exposures are adequately included in our regulatory capital requirements, we have developed the Risks Not in VaR (RNIV) framework, in line with the regulatory requirement.

In general, VaR takes account of the main ways risk factors affect each other, and the way most market movements affect valuations. But the more complex the products, and the larger the markets’ current movements, the less well the model is likely to fare.

Back-testing – comparing VaR estimates with reality

Every day, we back-test the one day 99% Internal and Regulatory VaR. That means looking at the VaR estimates for the last year (250 working days) and seeing how they compare to the actual profits and losses. Or, to be more precise, how they compare to the market risk-related revenue, as the CRR and PRA define it. It is not normally possible to back-test the Stressed VaR model, because it is not intended to tell us anything about our performance in normal conditions.

To back-test VaR, we use a one-day time horizon. Our back-testing looks at two different types of profit and loss metrics:

–	Actual: trading profit and loss, less fees, commissions, brokerage, reserves that are not related to market risk, and Day One sales profits
–	Hypothetical: like the ‘Actual’ type but also excluding intra-day figures and the effects of the passage of time. It is, in effect, just leaving the pure market risk driven effects on the profit and loss.

Exceptions

Back-testing allows us to identify exceptions – times when the predictions were out of line with what happened. We can then look for trends in these exceptions, which can help us decide whether we need to recalibrate our VaR model. The CRR sets out criteria for how many exceptions are acceptable in the Regulatory VaR model. The PRA’s Supervisory Statements clarify the requirements further. If there are five or more exceptions in 250 days, then points are added to our capital requirement multiplier. In 2017, as in 2016, no points were added to our multiplier, and we did not find any trends in the exceptions we experienced.

Other ways of measuring risk

As well as VaR, we use the following methods to measure risk:

Method	Description
Profit and loss	The value of our tradeable instruments, such as shares and bonds, changes constantly. We report our profits and losses from them every day.
Non-statistical measures	We also have ways of measuring risk that do not depend on statistics. That includes looking at how sensitive we are to the variables we use to value our market risk positions. We record all our market risk exposures, set limits to the sensitivities for each, and then check every day whether we are staying within those limits.
Illiquid risks	The financial instruments that we cannot sell or hedge in a day are classified as ‘illiquid risks’. We measure and monitor those differently depending on how long they would take to sell or hedge. There are three categories: less than a month, one to six months, or greater than six months. We check each category every day against our limits.
Expected shortfall (ES) analysis

We also use a measurement called ES analysis. It goes some way to mitigate the limitations of the VaR model. ES allows us to better measure how big the loss could be on the 1% of the trading days that it is greater than VaR.

Stress testing

The Basel Capital Accord underlined that stress testing is an essential part of risk management. It helps us to measure and control the risk of losses in difficult, volatile or unusual markets. It also makes us more transparent as the scenarios are easy to understand in headline terms.

Stress testing scenarios

The scenarios we use for stress testing are part of our process for setting our trading market risk appetite. They are central to the monthly Board Risk Appetite reporting. The scenarios are also part of the daily processes for setting and monitoring risk management limits. The scenarios we create are partly inspired by past events, like the global financial crisis. They also include plausible ways that unusual market conditions could occur in future. This includes changes in interest rates, equity prices, exchange rates and credit spreads.

Some scenarios are more severe than others. We consider them all, along with VaR, so that we have a more complete and accurate idea of our overall risk profile. When we set the sizes of the ‘shocks’ (sudden market changes) in each scenario, we look at how long each different type of risk would last. This is because we can sell some positions more easily than others. If it would take a long time to reduce a particular position in the stressed circumstances, we need to apply a correspondingly large shock to that position (as prices will move further over a longer time period). That helps us to see how different amounts of liquidity in the markets would affect us in a stress event, such as an equity crash. It is important to make sure that the stress result we report is as realistic as possible.

How we use stress testing

We use limits to manage how much risk we take. They are expressed as how much we could lose in a stress event. We need to make sure the effects of potential poor market conditions do not exceed the Risk Appetite set by the Board. Each of our desks uses stress testing as part of their daily risk management metrics. We regularly inform senior managers – including the Executive Risk Control Committee and the Board Risk Committee – about the results of our stress calculations, based on our current positions.

Capital requirement measures

Whenever we make changes to our models, we assess their effect on our capital requirements. Sometimes that means we need to tell the PRA and get their approval before we can make the change.

Method	Description
The Internal Models Approach (IMA)	The PRA has given us permission to use the IMA, in line with CRR, and every three months the PRA reviews what we are doing. The IMA means we can use Regulatory and Stressed VaR and RNIV to calculate the trading market risk capital requirement for the risk factors and businesses that we have PRA approval for.
The standardised approach	For risk factors and businesses not included in the IMA, we use the standardised approach set out by the CRR and PRA Supervisory Statements. At 31 December 2017, this amounted to 11% (2016: 10%) of our total market risk capital requirement.
Stressed versus Regulatory VaR	Stressed VaR is the biggest part of our trading market risk capital requirements. In 2017 and 2016, it was an average of six times bigger than the Regulatory VaR part. The factors that had the biggest effect on Stressed VaR in 2017 and 2016 were interest rate delta and interest rate basis. (For more on each of those factors, see the footnotes to the table in the ‘Trading market risk review’ section.) The difference is caused by the way the market was behaving during the time the Stressed VaR data covers. We regularly check the stress period we use, to make sure we are using the worst period of stress since 2007 that is relevant to our portfolio. In 2017 the selected stressed VaR historical window has had three different 250 day periods applied, aligning to the portfolio at the time.
Risks Not in VaR (RNIV) risk capital

These risk factors can arise when there is not enough (or no) market data from the past, or when the quality of the data is not good enough. They tend to be for products that are not priced regularly, or whose risk structure is more complex.

In 2017, RNIV risk factors made up, on average, less than 3% (2016: 4%) of our IMA capital requirements for trading market risk. The biggest individual risk factors are dividend risk, caused by changes in market expectations about dividends, and Repo, which is the risk of a difference in the markets forward price and our own models’ internal forward price. The VaR approach does not capture these risks very well because of the illiquid nature of the risk factors. We normally find new RNIVs by analysing profit and loss, and new products. Then we include them in our calculation of our capital requirement, whether or not they are material at the time, and inform the regulator in the appropriate manner.

We can use two approaches to calculate how much RNIV capital we should hold, depending on what kind of market data is available. The first approach means doing a calculation like those for Regulatory VaR and Stressed VaR. For this approach we also use a multiplication factor, following the CRR and PRA rules. The second approach is stress-based, using sensitivities and plausible stressed market moves. At the moment, we only have stress-based RNIVs. And each individual RNIV value is independent, so it does not benefit from diversification in the capital requirements calculation.

Risk mitigation (unaudited)

We manage and control trading market risk within clear parameters. We measure and monitor our risk exposures against these limits. There are specific levels that trigger relevant teams to take action or alert people in other functions. This means we can limit the impact of any negative market movements, while also improving our earnings. We keep the business units that originate trading market risk separate from the functions responsible for managing, controlling and overseeing risk.

Risk monitoring and reporting (unaudited)

We document and maintain a complete set of written policies, procedures and processes to help identify, assess, manage and report trading market risk.

TRADING MARKET RISK REVIEW

2017 compared to 2016 (unaudited)

The VaR figures show how much the fair values of all our tradeable instruments could have changed. Since trading instruments are recorded at fair value, these are also the amounts by which they could have increased or reduced our net income. There was only one floor-wide limit breach in 2017, which occurred in January 2017. This limit breach was driven by the time weighted VaR metric (which is extremely sensitive to the most recent VaR results), and was being driven by a theoretical loss at the end of 2016. This loss was caused by 2016 year-end demand for US Dollars during a time of increased illiquidity, and compounded by a three day effect in the risk sensitivity calculation.

The three loss back-testing exceptions in 2017 were driven by individual events, and no changes or recalibrations to the VaR model were deemed necessary. The exception which occurred in April 2017 was marginal and was mainly driven by underlying interest rate changes. The changes were due to market reaction to the political and economic uncertainty at that time. The two exceptions that occurred in December 2017 were in cross currency and FX swap basis and were driven by US Dollar liquidity issues at year-end which began in mid-December 2017. This was due to year-end volatility and the impact of upcoming tax reforms in the US. There was also one gain exception in December 2017, driven by basis spread (delta) and FX basis due to volatility leading up to year-end.

VaR

This table and graph shows our Internal VaR for exposure to each of the main classes of risk for 2017 and 2016.

	Year-end exposure		Average exposure		Highest exposure		Lowest exposure
Trading instruments	2017 £m	2016 £m	2017 £m	2016 £m	2017 £m	2016 £m	2017 £m	2016 £m
Interest rate risks	2.6	2.9	2.5	2.5	3.5	3.6	1.8	1.7
Equity risks	0.3	1.4	0.6	0.9	2.0	1.5	0.2	0.6
Credit (spread) risks	–	–	–	–	–	–	–	–
Foreign exchange risks	0.3	1.5	0.4	1.4	1.6	2.2	–	0.1
Diversification offsets(1)	(0.7)	(2.3)	(0.8)	(2.0)	–	–	–	–
Total correlated one-day VaR	2.5	3.5	2.7	2.8	3.7	3.6	2.0	1.7

(1)	The highest and lowest exposures for each risk type did not necessarily happen on the same day as the highest and lowest total correlated one-day VaR. It is impossible to calculate a corresponding correlation offset effect, so we have not included it in the table.

LOGO

Back-testing (unaudited)

The graph below shows our one-day 99% Internal VaR compared to the Actual and Hypothetical profit and loss.

LOGO

BANKING MARKET RISK

OUR KEY BANKING MARKET RISKS (unaudited)

Banking market risk mainly comes from providing banking products and services to our customers, as well as our structural balance sheet exposures. It arises in all our business segments. In Retail Banking and Commercial Banking, it is a by-product of us writing customer business and we transfer most of these risks to Corporate Centre to manage. The only types of material banking market risk that we keep in Retail Banking and Commercial Banking are short-term mismatches due to forecasting variances in prepayment and launch risk. This is where customers repay their loans at a different point than their expected maturity date or do not take the expected volume of new products. In Global Corporate Banking, it arises from short-term markets and lending to corporates, which we also transfer to Corporate Centre to manage. Corporate Centre also manages our structural balance sheet exposures, such as foreign exchange and income statement volatility risk.

Our key banking market risks are:

Key risks	Description
Interest rate risk

Yield curve risk: comes from timing mismatches in repricing fixed and variable rate assets, liabilities and off-balance sheet instruments. It also comes from investing non rate sensitive liabilities in interest-earning assets. We mainly measure yield curve risk with NIM and EVE sensitivities. We also use other risk measures, like stress testing and VaR. Our NIM and EVE sensitivities cover all the material yield curve risk in our banking book balance sheet.

Basis risk: comes from pricing assets using a different rate index to the liabilities that fund them. We are exposed to basis risks associated with Base Rate, reserve rate linked assets we deposit with central banks, the Sterling Overnight Index Average (SONIA) rate, and LIBOR rates of different terms.

Inflation and spread risks	This arises when the value of (or income from) our assets or liabilities is affected by changes in inflation and credit spreads. We hold securities for liquidity and investment purposes that are exposed to these risks. We account for them as available-for-sale (AFS) securities or as held-to-maturity (HTM) investments. For more on our accounting policies, see Note 1 to the Consolidated Financial Statements.
Foreign exchange risk	Our non-trading businesses operate mainly in sterling markets, so we do not create significant foreign exchange exposures. The only exception to this is money we raise in foreign currencies. For more on this, see the ‘Wholesale funding’ section.
Income statement volatility risk

We measure most of the assets and liabilities in our banking book balance sheet at amortised cost. We sometimes manage their risk profile by using derivatives. As all derivatives are accounted for at fair value, the mismatch in their accounting treatment can lead to volatility in our income statement. This happens even if the derivative is an economic hedge of the asset or liability.

BANKING MARKET RISK MANAGEMENT

Risk appetite

Our framework for dealing with market risk is part of our overall Risk Framework. The banking market risk framework sets out our high-level arrangements and standards to manage, control and oversee banking market risk. Our Risk Appetite sets the controls, risk limits and key risk metrics for banking market risk. We articulate risk appetite by the income and value sensitivity limits we set in our Risk Appetite, at both Santander UK and Banco Santander group levels.

Risk measurement (unaudited)

For banking market risk, we mainly measure our exposures with NIM and EVE sensitivity analysis. We support this with the risk measures we explained in the ‘Trading market risk management’ section. We also monitor our interest rate repricing gap.

NIM and EVE sensitivities

NIM and EVE sensitivity measures are commonly used in the financial services industry. The calculations for NIM and EVE sensitivities involve many assumptions, including expected customer behaviour (such as early repayment of loans) and how interest rates may move. These assumptions are a key part of our overall control framework, so we update and review them regularly. Our NIM and EVE sensitivities include the interest rate risk from all our banking book positions. Our banking book positions generate almost all our reported net interest income.

NIM sensitivity

–  NIM sensitivity is an income-based measure we use to forecast the changes to interest income and interest expense in different scenarios. It gives us a combined impact on net interest income over a given period – usually 12 or 36 months.

– We calculate NIM sensitivity by simulating the NIM using two yield curves. The difference between the two NIM totals is the NIM sensitivity.
– Our main model assumptions are that:
– The balance sheet is dynamic. This means that it includes the run-off of current assets and liabilities as well as retained and new business

–  We use a behavioural balance sheet rather than contractual one. This means that we adjust balances for behavioural or assumed profile. We do this with most retail products whose behavioural maturity is different to the contractual maturity. This is usually because customers are exercising the option to withdraw or prepay early, or there is no contractual maturity.

EVE sensitivity

–  We calculate EVE as the change in the net present value of all the interest rate sensitive items in the banking book balance sheet for a defined set of instantaneous parallel and non-parallel shifts in the yield curve.

–  We use a static balance sheet. This means that all balance sheet items run-off according to their contractual, behavioural or assumed run-off behaviour (whichever is appropriate), and there is no retained or new business.

The limitations of sensitivities

We use sensitivities to measure the impact of standard, instantaneous, parallel shifts in relevant yield curves. The advantage of using standard parallel shifts is they generally give us a constant measure of the size of our market risk exposure, with a simple and consistent stress. This compares to specific scenarios like ‘flat rates’. The magnitude of flat rates depends on the shape of the current curve and the shift required to reach the flat rate scenario. There is one exception to the relative simplicity of parallel shifts. In order to limit negative interest rates, the yield curve may be ‘floored’. Using material parallel shocks does not always seem realistic, or it might not necessarily test the scenarios that have the most impact on us. So we run non-parallel stress tests too – to calculate the impact of some plausible non-parallel scenarios, and over various time periods for income stresses (usually one or three years).

Other ways of measuring risk

As well as using sensitivities and stress tests, we can measure banking market risk using net notional positions. This can give us a simple expression of our exposure, although it generally needs to be combined with other risk measures to cover all aspects of a risk profile, such as projected changes over time.

Other metrics we can use include VaR and Earnings at Risk (EaR). VaR can be useful because it captures changes in economic values. However, VaR will not reflect the actual impact of most of our banking book assets and liabilities on our Income Statement. This is because we account for them at amortised cost rather than fair value. EaR is similar to VaR but captures changes in income rather than value. This approach is mainly used to generate a one-year EaR measure to assess the capital requirement for Basis Risk.

Stress testing

We use stress testing of market risk factors to complement the risk measurement we get from standard sensitivities.

Stress testing scenarios

Simple stress tests (like parallel shifts in relevant curves) give us clear measures of risk control and a consistent starting point for setting limits. More complex, multi-factor and multi-time period stress tests can give us information about specific potential events. They can also test various outcomes that we might not capture through parallel stresses or VaR-type measures because of data or model limitations. We can also use stress tests to estimate losses in extreme market events beyond the confidence level used in VaR models. We can adapt our stress tests to reflect current concerns or market conditions quicker than we can with other risk measures, like VaR. We can include both individual business area stresses and Santander UK-wide scenarios.

Our stress tests fall into three categories:

–	Specific, deterministic stress tests that are not referenced to market history or expectations (such as parallel stresses of a given size)
–	Historic, deterministic stress tests with changes in market risk factors based either on specific past events (like the situation in the fourth quarter of 2008) or on our statistical analysis of changes in the past
–	Hypothetical, deterministic stress tests with changes in market risk factors based on our judgement of possible future rates in a given scenario.

We can produce stress tests using either income or value measures. They cover one or more categories of exposures accounted for on an accruals basis or at fair value. We use expert judgement to define appropriate hypothetical stress tests and any adjusting assumptions based on the balance sheet, management actions and customer behaviour.

How we use stress testing

We discuss stress testing results at senior management committees. They affect Corporate Centre’s decisions by highlighting possible risks in the banking book and the effectiveness of remedial actions we could take. We compare stress test results with stress limits and triggers set by our internal committees, or against metrics set by the PRA. If the results are over our limits or triggers, we take remedial actions and follow an escalation process.

Risk mitigation (unaudited)

We mitigate Income Statement volatility mainly through hedge accounting. We monitor any hedge accounting ineffectiveness that might lead to Income Statement volatility with a VaR measure and trigger, reported monthly. For our accounting policies for derivatives and hedge accounting, see Note 1 to the Consolidated Financial Statements. We typically hedge the interest rate risk of the securities we hold for liquidity and investment purposes with interest rate swaps, retaining spread and inflation exposures. These retained exposures are the key drivers of the VaR and stress tests we use to assess the risk of the portfolio.

We hedge our foreign currency funding positions back to sterling, so our foreign exchange positions tend to be residual exposures that remain after hedging. These positions could be, for example, to ‘spot’ foreign exchange rates or to cross currency basis. We monitor foreign exchange risk against absolute net exposures and VaR-based limits and triggers. For more, see ‘Our funding strategy and structure’ and ‘Term issuance’ in the ‘Liquidity risk’ section.

Risk monitoring and reporting (unaudited)

We monitor the banking market risks of the portfolios we hold for liquidity and investment purposes using sensitivities, VaR and stress tests. We report them against limits and triggers to senior management daily and to ALCO and Executive Risk Control Committee monthly. The VaR we report captures all key sources of volatility (including interest rate, inflation and credit spread risks) to fully reflect the potential volatility.

BANKING MARKET RISK REVIEW

2017 compared to 2016 (unaudited)

The movement in NIM sensitivities in 2017 was largely driven by higher levels of the yield curve over the second half of 2017 and the subsequent base rate rise in November 2017. During 2017, we took actions to prepare for the possibility of negative rates in the UK, including a review of our models to ensure they better reflected the risks inherent in the current low rate environment. These changes in our underlying models also contributed to the movements in the year.

The increase in EVE sensitivities in 2017 was mainly due to the same changes in our underlying models. These movements were partially offset by the impact of the Base Rate rise and the increased volume of fixed rate assets left unhedged over the year.

The increase in the basis risk EaR in 2017 was largely due to changes in the underlying net basis position as a result of the continued reduction in SVR mortgages and growth in bank account liability volumes.

The main risk factors of the portfolios of securities held for liquidity and investment purposes remain the inflation and spread risk exposures. The risk of the portfolios decreased in 2017 due to a reduction in the portfolio size as maturities and sales outweighed purchases, in addition to the portfolio rebalancing away from asset classes with relatively higher risk.

Interest rate risk

Yield curve risk

The table below shows how our base case income and valuation would be affected by a 50 basis point parallel shift (both up and down) applied instantaneously to the yield curve at 31 December 2017 and 2016. Sensitivity to parallel shifts represents the amount of risk in a way that we think is both simple and scalable. 50 basis points is the stress we typically focus on for banking market risk controls, although we also monitor sensitivities to other parallel and non-parallel shifts as well as scenarios.

	2017		2016
	+50bps £m	-50bps £m	+50bps £m	-50bps £m
NIM sensitivity	212	(125)	240	(82)
EVE sensitivity (unaudited)	95	(213)	54	(30)

Basis risk (unaudited)

We report basis risk using the EaR approach.

	2017 £m	2016 £m
Basis risk EaR	24	13

Interest rate repricing gap (unaudited)

The table below shows the interest rate repricing gap of our balance sheet by repricing buckets.

2017	3 months £m	1 year £m	3 years £m	5 years £m	>5 years £m	Not sensitive £m	Total £m
Assets	142,195	34,661	59,253	18,746	15,453	16,782	287,090
Liabilities	178,179	18,003	25,487	17,746	25,559	24,801	289,775
Off-balance sheet	(10,383)	(3,025)	4,364	5,636	6,093	–	2,685
Net gap	(46,367)	13,633	38,130	6,636	(4,013)	(8,019)	–

2016
Assets	139,262	31,817	54,289	16,883	16,358	17,337	275,946
Liabilities	166,131	20,418	23,231	18,451	25,517	26,000	279,748
Off-balance sheet	(15,463)	7,596	(611)	7,361	4,919	–	3,802
Net gap	(42,332)	18,995	30,447	5,793	(4,240)	(8,663)	–

Inflation and spread risks (unaudited)

The table below shows the risk metrics covering the portfolios of securities held for liquidity and investment purposes.

	2017 £m	2016 £m
VaR	3	5
Worst three month stressed loss	193	280